                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR

                               LAND O'LAKES, INC.

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Land O'Lakes, Inc. (the "Issuer") made pursuant to the
prospectus dated           , 2004 of the Issuer (the "Prospectus"), if
certificates for the outstanding 9% Senior Secured Notes due 2010 of the Issuer (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach U.S. Bank National Association, as exchange agent (the "Exchange Agent"), prior to 12:00 a.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated letter of transmittal (or facsimile thereof) must be received by the Exchange Agent prior to 12:00 a.m., New York City time, on the Expiration Date. Holders of Old Notes who have previously validly delivered a notice of guaranteed delivery pursuant to the procedures outlined above and as further described in the Prospectus are not required to use this form. Holders of Old Notes who have previously validly tendered Old Notes for exchange or who validly tender Old Notes for exchange in accordance with this Notice may withdraw any Old Notes so tendered at any time prior to the Expiration Date. See the Prospectus under the heading "The Exchange Offer" for a more complete description of the tender and withdrawal provisions. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.

                   The Exchange Agent for the Exchange Offer:

                         U.S. BANK NATIONAL ASSOCIATION

By Overnight Courier or Registered/Certified Mail:                       By Hand:
          U.S. BANK NATIONAL ASSOCIATION                      U.S. BANK NATIONAL ASSOCIATION
            CORPORATE TRUST DEPARTMENT                          CORPORATE TRUST DEPARTMENT
               60 LIVINGSTON AVENUE                                60 LIVINGSTON AVENUE
              ST. PAUL, MN 55107-1419                             ST. PAUL, MN 55107-1419
          ATTENTION: SPECIALIZED FINANCE                      ATTENTION: SPECIALIZED FINANCE

                                 By Facsimile:

                         U.S. BANK NATIONAL ASSOCIATION
                                 (651) 495-8158
                   CONFIRM RECEIPT OF FACSIMILE BY TELEPHONE:
                                 (800) 934-6802

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Issuer the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer-Guaranteed Delivery Procedures" section of the Prospectus.

     The undersigned understands and acknowledges that the Exchange Offer will
expire at 12:00 a.m., New York City time, on           , 2004, unless extended
by the Issuer. The term "Expiration Date" shall mean           , 2004 unless the
Exchange Offer is extended as provided in the Prospectus, in which case the term "Expiration Date" shall mean the latest date to which the Exchange Offer is extended.

Principal Amount of Old Notes Tendered:*
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Certificate Nos. (if available):
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Total Principal Amount Represented by Old Note Certificate(s):
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If Old Notes will be delivered by book-entry transfer to The Depository Trust
Company, provide account number.

Account Number:
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All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
---------------

* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

                                PLEASE SIGN HERE

X

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X

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                SIGNATURE(S) OF OWNER(S) OR AUTHORIZED SIGNATORY

Date:
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Area Code and Telephone Number:
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    Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(S)

Name(s):
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Capacity:
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Address(es):
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                                   GUARANTEE

                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

    The undersigned, a financial institution that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer-Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

                                        3

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                 NAME OF FIRM                                  AUTHORIZED SIGNATURE
----------------------------------------------    ----------------------------------------------
                   ADDRESS                                            TITLE
----------------------------------------------                                             NAME:
                                                  ----------------------------------------------
                   ZIP CODE                                   (PLEASE TYPE OR PRINT)
                       Area Code and Phone No:                                            Dated:
                  ----------------------------    ----------------------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
      OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

                                        4